FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Deal Name: FBRSI 2005-4
We would like to see the following data on the aggregate collateral and on all of the groups in the deal.

	Aggregate Pool	Group I	Group II
gross WAC (%)	7.167%	7.199%	7.140%

wtd avg FICO	642	627	656
FICO < 600 (%)	21.84%	31.58%	13.68%
FICO 600-650 (%)	34.52%	35.24%	33.92%

wtd avg CLTV (%)	81.74%	80.23%	83.01%
CLTV = 80 (%)	53.11%	41.82%	62.57%
CLTV > 80.01 (%) (include only 2nd liens in pool)	31.47%	34.02%	29.32%
LTV 95.01 -100 (%)	10.48%	7.57%	12.91%
Full Doc (%)	39.93%	46.14%	34.72%
Stated Doc (%)	59.49%	53.04%	64.90%

purch (%)	58.45%	34.36%	78.65%
CO refi (%)	39.94%	62.69%	20.87%
Own Occ (%)	95.31%	92.36%	97.77%
Prepay Penalty (%)	82.46%	78.35%	85.90%
wtd avg DTI (%)	43.14%	42.26%	43.88%
ARM ? (%)	87.34%	87.67%	87.07%
2/28 (%)	84.85%	84.67%	85.00%
3/27 (%)	2.49%	3.00%	2.07%
1st Lien (%)	93.22%	97.08%	89.99%
Avg Loan Balance	$192,486.00	$163,709.00	$225,751.00
# of Loans	5,170	2,772	2,398
Loan Bal < $100k (%)	10.44%	11.29%	9.72%
Mtg Rates > 12% (%)	0.00%	0.00%	0.00%
Manuf Housing (%)	0.00%	0.00%	0.00%

(%) & largest state code	CA(60.76%)	CA(45.52%)	CA(73.54%)
silent 2nd (%)	45.00%	30.46%	57.19%
IO loans (%)	49.04%	38.64%	57.75%
5yr IO (%)	0.72%	0.84%	0.62%
2 yr IO (%)	46.68%	35.94%	55.69%
IO: FICO	657	644	663
IO LTV (%)	80.85%	80.80%	80.87%
IO DTI (%)	44.03%	43.46%	44.35%
IO full doc (%)	17.71%	15.50%	19.57%
IO: purch (%)	30.66%	12.23%	46.10%

DTI buckets < 35%	14.04%	17.20%	11.40%
35-40%	11.33%	13.96%	9.12%
40-45%	22.49%	23.13%	21.95%
45-50%	47.44%	39.85%	53.80%
50-55%	4.70%	5.87%	3.73%
55+%	0.00%	0.00%	0.00%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Here’s what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation
FICO Score	Full DOC	Limited Doc	Stated Doc	All Docs	Avg Prin Bal	Current LTV
(50 increment)
0 - 499	—	—	—	—	—	—
500-550	3.61	0.05	2.54	6.20	199,649.10	76.01
551-600	9.45	0.10	6.10	15.64	214,409.17	79.53
601-650	14.18	0.20	19.49	33.87	187,668.14	82.29
651-700	8.67	0.16	18.71	27.55	186,115.69	82.71
701-750	3.33	0.08	10.35	13.75	200,675.58	83.22
751-800	0.67	0.00	2.22	2.89	163,191.82	83.34
801-850	0.02	0.00	0.08	0.10	127,027.09	81.66
Total	39.93	0.58	59.49	100.00	192,485.83	81.74

LTV & FICO
Current LTV	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Avg Prin Bal	WAC	Gross Margin
(10 increment)
.01 - 10.00	—	—	—	—	—	—	—	—	—	—	—	—
10.01-20	0.00	0.01	0.00	0.01	0.00	0.00	0.00	0.00	0.01	65947.47	7.38	6.00
20.01-30	0.00	0.01	0.02	0.02	0.04	0.00	0.00	0.00	0.08	104,360.74	6.786	6.095
30.01-40	0.00	0.05	0.10	0.09	0.05	0.00	0.00	0.00	0.29	137960.48	6.71	6.09
40.01-50	0.00	0.09	0.38	0.21	0.10	0.07	0.01	0.00	0.86	194,583.31	6.774	6.296
50.01-60	0.00	0.30	0.49	0.43	0.24	0.04	0.00	0.00	1.50	207,311.25	7.015	6.171
60.01-70	0.00	1.00	1.50	1.63	0.47	0.26	0.00	0.00	4.85	242,589.25	7.018	6.234
70.01-80	0.00	3.19	7.29	20.13	18.93	9.29	2.01	0.09	60.93	225,417.44	6.777	5.951
80.01-90	0.00	1.64	5.67	7.06	4.02	1.73	0.29	0.00	20.41	251,404.65	7.267	5.995
90.01-100	0.00	0.00	0.53	4.53	3.72	1.86	0.41	0.01	11.06	82,968.76	9.265	5.971
Total	0.00	6.27	15.97	34.11	27.56	13.25	2.72	0.10	100.00	192,485.83	7.167	5.981

Prin Balance & FICO
Prin Balance	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin
(50,000 increments)
$1 - $50,000	0.00	0.02	0.01	0.55	0.59	0.25	0.07	0.00	1.50	98.21	10.156	6.000
$50,001 - $100,000	0.00	0.49	1.04	3.21	2.64	1.23	0.31	0.01	8.94	89.41	8.772	5.932
$100,001 - $150,000	0.00	0.65	2.00	3.60	2.42	0.90	0.38	0.01	9.96	81.86	7.489	5.840
$150,001 - $200,000	0.00	1.11	2.17	3.53	2.65	1.16	0.28	0.00	10.90	79.54	7.159	5.854
$200,001 - $250,000	0.00	0.95	1.91	4.66	3.34	1.37	0.35	0.04	12.63	80.37	6.938	6.011
$250,001 - $300,000	0.00	1.02	2.47	4.52	3.74	1.79	0.30	0.00	13.84	79.66	6.833	6.006
$300,001 - $350,000	0.00	0.75	1.83	4.62	3.46	1.54	0.27	0.03	12.51	81.09	6.864	6.044
$350,001 - $400,000	0.00	0.53	1.37	3.69	2.76	1.64	0.26	0.00	10.25	81.37	6.813	6.018
$400,001 - $450,000	0.00	0.25	1.20	2.13	2.69	1.42	0.39	0.00	8.08	80.67	6.739	6.042
$450,001 - $500,000	0.00	0.29	1.19	1.28	1.58	0.80	0.00	0.00	5.14	81.59	6.883	5.986
$500,001 - $550,000	0.00	0.21	0.16	0.69	0.69	0.58	0.10	0.00	2.43	82.56	6.787	6.023
$550,001 - $600,000	0.00	0.00	0.29	0.69	0.58	0.17	0.00	0.00	1.73	81.24	6.927	6.017
$600,001 - $650,000	0.00	0.00	0.19	0.44	0.13	0.12	0.00	0.00	0.89	78.75	6.919	5.983
$650,001 - $700,000	0.00	0.00	0.07	0.13	0.00	0.14	0.00	0.00	0.34	80.00	6.698	6.000
$700,001 - $750,000	0.00	0.00	0.07	0.00	0.29	0.15	0.00	0.00	0.51	83.95	6.666	6.036
$750,001 - $800,000	0.00	0.00	0.00	0.16	0.00	0.00	0.00	0.00	0.16	74.44	6.869	6.126
$900,001 - $950,000	0.00	0.00	0.00	0.09	0.00	0.00	0.00	0.00	0.09	85.00	6.620	6.000
$950,001 -$1,000,000	0.00	0.00	0.00	0.10	0.00	0.00	0.00	0.00	0.10	71.43	7.120	6.625
total	0.00	6.27	15.97	34.11	27.56	13.25	2.72	0.10	100.00	81.74	7.167	5.981

Prepayment Penalty & FICO
Prepayment Penalty Term	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal
(whatever increments)
0	0.00	1.15	2.54	6.36	4.73	2.40	0.37	0.00	17.54	83.19	7.570	5.663	162,102.30
12	0.00	0.20	0.79	1.65	1.35	0.89	0.18	0.00	5.06	81.87	7.255	6.061	256,883.97
24	0.00	4.73	11.55	23.77	19.60	9.00	2.00	0.07	70.73	81.72	7.082	6.050	201,095.39
36	0.00	0.20	1.09	2.33	1.89	0.96	0.17	0.03	6.67	78.05	6.941	6.016	167,215.21
total	0.00	6.27	15.97	34.11	27.56	13.25	2.72	0.10	100.00	81.74	7.167	5.981	192,485.83

Mortg Rates & FICO
Mortg Rates	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal
(50 bps increment)
4.501 - 5.000	—	—	—	—	—	—	—	—	—	—	—	—	—
5.001 - 5.500	0.00	0.00	0.09	0.34	0.56	0.60	0.14	0.00	1.73	77.42	5.431	5.959	292,555.18
5.501 - 6.000	0.00	0.03	0.62	2.77	3.62	1.83	0.34	0.00	9.22	78.28	5.861	6.011	271,400.68
6.001 - 6.500	0.00	0.19	2.31	6.28	6.37	3.91	0.95	0.00	20.02	78.95	6.332	5.966	264,923.42
6.501 - 7.000	0.00	0.64	3.73	10.01	8.65	3.64	0.63	0.05	27.36	80.38	6.813	5.944	241,370.41
7.001 - 7.500	0.00	0.94	3.20	6.02	3.35	1.28	0.20	0.04	15.04	80.80	7.295	5.960	215,969.32
7.501 - 8.000	0.00	1.33	3.80	4.22	1.60	0.37	0.03	0.00	11.35	82.85	7.779	5.992	200,988.16
8.001 - 8.500	0.00	1.13	1.38	1.20	0.47	0.06	0.04	0.00	4.28	83.72	8.297	6.076	177,298.49
8.501 - 9.000	0.00	1.11	0.62	0.83	0.25	0.25	0.07	0.00	3.12	85.37	8.793	6.162	152,941.62
9.001 - 9.500	0.00	0.39	0.15	0.26	0.36	0.32	0.10	0.00	1.58	91.17	9.309	6.193	94,969.90
9.501 - 10.000	0.00	0.42	0.03	0.72	1.21	0.94	0.21	0.01	3.54	96.63	9.844	6.341	62,780.47
10.001 - 10.500	0.00	0.04	0.00	0.40	0.63	0.04	0.01	0.00	1.12	98.82	10.382	6.406	64,980.88
10.501 - 11.000	0.00	0.01	0.02	0.82	0.42	0.01	0.00	0.00	1.27	99.30	10.878	7.250	56,803.47
11.001 - 11.500	0.00	0.05	0.01	0.25	0.05	0.00	0.00	0.00	0.35	96.23	11.188	6.923	49,193.98
11.501 - 12.000	0.00	0.01	0.00	0.00	0.01	0.00	0.00	0.00	0.02	93.48	11.600	6.000	61,251.76
Total:	0.00	6.27	15.97	34.11	27.56	13.25	2.72	0.10	100.00	81.74	7.167	5.981	192,485.83

Mortg Rates & LTV
Mortg Rates	.01-10	10.01-20	20.01-30	30.01-40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	total	avg FICO	Gross Margin	Avg Prin Bal
(50 bps increment)
4.501 - 5.000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
5.001 - 5.500	0.00	0.00	0.00	0.03	0.04	0.03	0.15	1.28	0.20	0.00	1.73	684	5.959	292,555.18
5.501 - 6.000	0.00	0.00	0.04	0.02	0.11	0.08	0.68	7.47	0.82	0.00	9.22	666	6.011	271,400.68
6.001 - 6.500	0.00	0.00	0.00	0.08	0.25	0.49	1.07	15.30	2.52	0.30	20.02	661	5.966	264,923.42
6.501 - 7.000	0.00	0.01	0.01	0.08	0.14	0.26	1.12	19.98	5.41	0.35	27.36	649	5.944	241,370.41
7.001 - 7.500	0.00	0.00	0.01	0.05	0.15	0.32	0.59	8.99	4.51	0.43	15.04	631	5.960	215,969.32
7.501 - 8.000	0.00	0.00	0.02	0.03	0.14	0.12	0.44	5.05	4.20	1.36	11.35	607	5.992	200,988.16
8.001 - 8.500	0.00	0.01	0.01	0.01	0.01	0.04	0.37	1.36	1.63	0.83	4.28	589	6.076	177,298.49
8.501 - 9.000	0.00	0.00	0.00	0.00	0.02	0.10	0.13	0.99	0.80	1.08	3.12	593	6.162	152,941.62
9.001 - 9.500	0.00	0.00	0.00	0.00	0.00	0.03	0.12	0.23	0.22	0.99	1.58	636	6.193	94,969.90
9.501 - 10.000	0.00	0.00	0.00	0.00	0.00	0.01	0.13	0.24	0.09	3.07	3.54	666	6.341	62,780.47
10.001 - 10.500	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.03	0.00	1.07	1.12	655	6.406	64,980.88
10.501 - 11.000	0.00	0.00	0.00	0.00	0.00	0.00	0.02	0.01	0.00	1.24	1.27	644	7.250	56,803.47
11.001 - 11.500	0.00	0.00	0.00	0.00	0.00	0.01	0.02	0.01	0.01	0.30	0.35	618	6.923	49,193.98
11.501 - 12.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.01	0.02	610	6.000	61,251.76
Total:	0.00	0.01	0.08	0.29	0.86	1.50	4.85	60.93	20.41	11.06	100.00	642	5.981	192,485.83
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Here’s what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation
FICO Score	Full DOC	Limited Doc	Stated Doc	All Docs	Avg Prin Bal	Current LTV
(50 increment)
0 - 499	—	—	—	—	—	—
500-550	5.54	0.11	4.39	10.04	175,834.20	74.89
551-600	12.40	0.16	8.99	21.54	182,708.67	78.36
601-650	16.52	0.25	18.07	34.84	159,873.70	81.36
651-700	8.39	0.14	13.91	22.44	157,896.50	81.76
701-750	2.30	0.17	6.30	8.77	153,091.98	81.93
751-800	0.94	0.00	1.31	2.24	128,867.70	82.28
801-850	0.05	0.00	0.07	0.13	113,669.36	82.37
Total	46.14	0.82	53.04	100.00	163,709.00	80.23

LTV & FICO
Current LTV	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Avg Prin Bal	WAC	Gross Margin
(10 increment)
.01 - 10.00	—	—	—	—	—	—	—	—	—	—	—	—
10.01-20	0.00	0.01	0.00	0.02	0.00	0.00	0.00	0.00	0.03	65,947.47	7.379	6.000
20.01-30	0.00	0.02	0.03	0.03	0.09	0.00	0.00	0.00	0.17	112,156.95	6.741	6.101
30.01-40	0.00	0.11	0.22	0.20	0.11	0.00	0.00	0.00	0.64	137,960.48	6.711	6.092
40.01-50	0.00	0.20	0.68	0.39	0.18	0.15	0.03	0.00	1.63	180,615.20	6.741	6.302
50.01-60	0.00	0.66	0.70	0.63	0.30	0.09	0.00	0.00	2.38	168,527.60	7.204	6.186
60.01-70	0.00	1.71	2.67	2.30	1.02	0.40	0.00	0.00	8.11	217,734.85	7.048	6.244
70.01-80	0.00	5.15	9.54	18.34	13.15	5.30	1.42	0.11	53.02	170,392.23	6.929	5.908
80.01-90	0.00	2.34	7.33	8.93	5.26	1.53	0.48	0.00	25.87	204,913.71	7.340	5.968
90.01-100	0.00	0.00	0.77	3.84	2.34	1.02	0.16	0.01	8.15	76,583.06	8.798	5.979
Total	0.00	10.20	21.95	34.66	22.45	8.51	2.10	0.13	100.00	163,709.00	7.199	5.967

Prin Balance & FICO
Prin Balance	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin
(50,000 increments)
$1 - $50,000	0.00	0.04	0.03	0.74	0.78	0.34	0.11	0.00	2.04	97.69	10.125	6.000
$50,001 - $100,000	0.00	1.03	1.80	3.48	2.06	0.67	0.19	0.03	9.25	81.32	7.867	5.919
$100,001 - $150,000	0.00	1.29	3.50	5.78	2.85	1.11	0.57	0.00	15.10	79.56	7.233	5.841
$150,001 - $200,000	0.00	2.29	4.09	5.83	3.97	1.84	0.46	0.00	18.48	79.00	7.223	5.864
$200,001 - $250,000	0.00	1.90	3.64	6.21	3.61	1.54	0.23	0.10	17.23	79.90	7.030	6.022
$250,001 - $300,000	0.00	1.92	4.53	5.47	4.01	0.98	0.24	0.00	17.15	78.60	6.913	6.039
$300,001 - $350,000	0.00	1.65	3.59	5.64	3.00	1.66	0.29	0.00	15.84	80.90	6.955	6.100
$350,001 - $400,000	0.00	0.08	0.57	0.80	1.19	0.09	0.00	0.00	2.73	81.96	6.864	5.959
$400,001 - $450,000	0.00	0.00	0.20	0.27	0.56	0.28	0.00	0.00	1.32	83.47	7.068	5.951
$450,001 - $500,000	0.00	0.00	0.00	0.20	0.32	0.00	0.00	0.00	0.52	79.63	6.569	5.612
$500,001 - $550,000	0.00	0.00	0.00	0.23	0.12	0.00	0.00	0.00	0.35	83.14	7.212	6.000
$550,001 - $600,000	—	—	—	—	—	—	—	—	—	—	—	—
$600,001 - $650,000	—	—	—	—	—	—	—	—	—	—	—	—
$650,001 - $700,000	—	—	—	—	—	—	—	—	—	—	—	—
$700,001 - $750,000	—	—	—	—	—	—	—	—	—	—	—	—
total	0.00	10.20	21.95	34.66	22.45	8.51	2.10	0.13	100.00	80.23	7.199	5.967

Prepayment Penalty & FICO
Prepayment Penalty Term	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal
(whatever increments)
0	0.00	1.83	3.68	8.58	5.16	2.04	0.35	0.00	21.65	83.06	7.616	5.516	136055.00
12	0.00	0.21	0.90	0.92	0.77	0.36	0.03	0.00	3.19	79.29	7.249	6.054	215896.96
24	0.00	7.79	15.58	21.82	13.52	4.79	1.57	0.06	65.14	79.92	7.102	6.096	175131.26
36	0.00	0.37	1.80	3.34	3.00	1.32	0.14	0.06	10.02	76.40	6.914	6.046	154179.54
total	0.00	10.20	21.95	34.66	22.45	8.51	2.10	0.13	100.00	80.23	7.199	5.967	163709.00

Mortg Rates & FICO
Mortg Rates	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal
(50 bps increment)
5.001 - 5.500	0.00	0.00	0.20	0.38	0.40	0.22	0.00	0.00	1.20	73.11	5.423	6.000	218231.59
5.501 - 6.000	0.00	0.07	0.94	3.61	3.24	1.43	0.26	0.00	9.55	76.47	5.845	6.038	222280.78
6.001 - 6.500	0.00	0.21	3.03	5.85	4.56	2.07	0.65	0.00	16.37	77.62	6.323	5.903	200239.94
6.501 - 7.000	0.00	0.97	5.04	9.40	6.33	2.52	0.69	0.11	25.06	79.54	6.820	5.915	189842.05
7.001 - 7.500	0.00	1.38	4.26	5.84	3.96	1.19	0.27	0.00	16.90	79.96	7.300	5.929	177899.53
7.501 - 8.000	0.00	2.25	5.51	5.13	1.96	0.28	0.02	0.00	15.15	82.39	7.792	5.946	171842.18
8.001 - 8.500	0.00	1.78	1.77	1.76	0.64	0.09	0.07	0.00	6.11	82.27	8.286	6.092	155666.00
8.501 - 9.000	0.00	1.93	0.79	1.18	0.11	0.15	0.01	0.00	4.17	81.94	8.775	6.186	144541.53
9.001 - 9.500	0.00	0.77	0.31	0.38	0.12	0.13	0.02	0.00	1.73	84.41	9.254	6.144	110730.41
9.501 - 10.000	0.00	0.64	0.08	0.34	0.52	0.41	0.11	0.01	2.11	91.45	9.826	6.494	47719.33
10.001 - 10.500	0.00	0.09	0.00	0.11	0.28	0.01	0.00	0.00	0.49	94.32	10.310	6.406	45125.64
10.501 - 11.000	0.00	0.00	0.04	0.41	0.30	0.00	0.00	0.00	0.76	98.13	10.867	7.250	42913.72
11.001 - 11.500	0.00	0.10	0.00	0.26	0.03	0.00	0.00	0.00	0.39	92.71	11.206	6.923	44592.19
11.501 - 12.000	0.00	0.01	0.00	0.00	0.00	0.00	0.00	0.00	0.01	80.00	11.600	6.000	59942.93
Total:	0.00	10.20	21.95	34.66	22.45	8.51	2.10	0.13	100.00	80.23	7.199	5.967	163709.00

Mortg Rates & LTV
Mortg Rates	.01-10	10.01-20	20.01-30	30.01-40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	total	avg FICO	Gross Margin	Avg Prin Bal
(50 bps increment)
5.001 - 5.500	0.00	0.00	0.00	0.06	0.10	0.06	0.13	0.74	0.12	0.00	1.20	651	6.000	218,231.59
5.501 - 6.000	0.00	0.00	0.08	0.05	0.24	0.17	1.15	6.82	1.04	0.00	9.55	655	6.038	222,280.78
6.001 - 6.500	0.00	0.00	0.00	0.18	0.44	0.45	1.65	10.61	2.73	0.31	16.37	647	5.903	200,239.94
6.501 - 7.000	0.00	0.02	0.03	0.17	0.30	0.49	1.99	15.16	6.49	0.42	25.06	639	5.915	189,842.05
7.001 - 7.500	0.00	0.00	0.01	0.11	0.33	0.51	1.05	8.92	5.48	0.49	16.90	627	5.929	177,899.53
7.501 - 8.000	0.00	0.00	0.03	0.07	0.16	0.27	0.96	5.83	5.93	1.90	15.15	599	5.946	171,842.18
8.001 - 8.500	0.00	0.01	0.02	0.02	0.03	0.10	0.45	2.47	2.13	0.88	6.11	588	6.092	155,666.00
8.501 - 9.000	0.00	0.00	0.00	0.00	0.04	0.22	0.29	1.47	1.32	0.83	4.17	573	6.186	144,541.53
9.001 - 9.500	0.00	0.00	0.00	0.00	0.00	0.07	0.18	0.47	0.47	0.55	1.73	579	6.144	110,730.41
9.501 - 10.000	0.00	0.00	0.00	0.00	0.00	0.03	0.15	0.41	0.14	1.38	2.11	632	6.494	47,719.33
10.001 - 10.500	0.00	0.00	0.00	0.00	0.00	0.00	0.03	0.08	0.00	0.38	0.49	638	6.406	45,125.64
10.501 - 11.000	0.00	0.00	0.00	0.00	0.00	0.00	0.04	0.00	0.00	0.72	0.76	645	7.250	42,913.72
11.001 - 11.500	0.00	0.00	0.00	0.00	0.00	0.01	0.04	0.02	0.02	0.29	0.39	600	6.923	44,592.19
11.501 - 12.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.01	523	6.000	59,942.93
Total:	0.00	0.03	0.17	0.64	1.63	2.38	8.11	53.02	25.87	8.15	100.00	627	5.967	163,709.00
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Here’s what we like to see:
The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation
FICO Score	Full DOC	Limited Doc	Stated Doc	All Docs	Avg Prin Bal	Current LTV
(50 increment)
0 - 499	—	—	—	—	—	—
500-550	1.99	0.00	1.00	2.98	323,010.33	79.17
551-600	6.97	0.05	3.68	10.70	303,203.78	81.51
601-650	12.22	0.16	20.68	33.05	221,730.97	83.10
651-700	8.91	0.18	22.74	31.83	208,098.02	83.27
701-750	4.20	0.00	13.73	17.93	229,992.48	83.75
751-800	0.44	0.00	2.98	3.42	191,146.53	83.92
801-850	0.00	0.00	0.08	0.08	149,289.96	80.75
Total	34.72	0.38	64.90	100.00	225,750.80	83.01

LTV & FICO
Current LTV	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Avg Prin Bal	WAC	Gross Margin
(10 increment)
.01 - 10.00	—	—	—	—	—	—	—	—	—	—	—	—
10.01-20	—	—	—	—	—	—	—	—	—	—	—	—
20.01-30	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.00	0.01	49,787.23	7.495	6.000
30.01-40	—	—	—	—	—	—	—	—	—	—	—	—
40.01-50	0.00	0.00	0.12	0.07	0.03	0.00	0.00	0.00	0.21	385,480.75	6.988	6.250
50.01-60	0.00	0.00	0.31	0.26	0.19	0.00	0.00	0.00	0.76	517,580.50	6.522	6.141
60.01-70	0.00	0.39	0.52	1.07	0.00	0.13	0.00	0.00	2.12	382,602.37	6.920	6.204
70.01-80	0.00	1.54	5.40	21.64	23.77	12.64	2.51	0.08	67.57	286,212.13	6.676	5.978
80.01-90	0.00	1.05	4.29	5.50	2.98	1.89	0.13	0.00	15.83	364,763.43	7.168	6.029
90.01-100	0.00	0.00	0.33	5.10	4.87	2.57	0.61	0.00	13.49	86,627.47	9.502	5.961
Total	0.00	2.98	10.96	33.65	31.84	17.23	3.25	0.08	100.00	225,750.80	7.140	5.993

Prin Balance & FICO
Prin Balance	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin
(50,000 increments)
$1 - $50,000	0.00	0.00	0.00	0.40	0.44	0.17	0.04	0.00	1.05	99.05	10.207	6.000
$50,001 - $100,000	0.00	0.04	0.40	2.99	3.13	1.70	0.41	0.00	8.68	96.64	9.581	5.986
$100,001 - $150,000	0.00	0.11	0.74	1.77	2.06	0.72	0.22	0.02	5.65	87.04	8.062	5.835
$150,001 - $200,000	0.00	0.12	0.56	1.61	1.55	0.59	0.13	0.00	4.55	81.39	6.940	5.824
$200,001 - $250,000	0.00	0.16	0.45	3.37	3.11	1.24	0.46	0.00	8.78	81.14	6.787	5.996
$250,001 - $300,000	0.00	0.26	0.75	3.73	3.51	2.47	0.35	0.00	11.07	81.04	6.728	5.966
$300,001 - $350,000	0.00	0.00	0.36	3.76	3.85	1.44	0.25	0.06	9.72	81.34	6.739	5.973
$350,001 - $400,000	0.00	0.90	2.05	6.12	4.08	2.94	0.48	0.00	16.57	81.29	6.806	6.026
$400,001 - $450,000	0.00	0.47	2.03	3.68	4.48	2.37	0.72	0.00	13.76	80.45	6.712	6.048
$450,001 - $500,000	0.00	0.53	2.20	2.18	2.64	1.47	0.00	0.00	9.01	81.68	6.898	6.005
$500,001 - $550,000	0.00	0.39	0.29	1.08	1.16	1.06	0.19	0.00	4.17	82.52	6.758	6.024
$550,001 - $600,000	0.00	0.00	0.53	1.27	1.07	0.31	0.00	0.00	3.18	81.24	6.927	6.017
$600,001 - $650,000	0.00	0.00	0.35	0.81	0.23	0.23	0.00	0.00	1.63	78.75	6.919	5.983
$650,001 - $700,000	0.00	0.00	0.13	0.25	0.00	0.25	0.00	0.00	0.62	80.00	6.698	6.000
$700,001 - $750,000	0.00	0.00	0.13	0.00	0.53	0.27	0.00	0.00	0.93	83.95	6.666	6.036
$750,001 - $800,000	0.00	0.00	0.00	0.29	0.00	0.00	0.00	0.00	0.29	74.44	6.869	6.126
$900,001 - $950,000	0.00	0.00	0.00	0.17	0.00	0.00	0.00	0.00	0.17	85.00	6.620	6.000
$950,001 -$1,000,000	0.00	0.00	0.00	0.18	0.00	0.00	0.00	0.00	0.18	71.43	7.120	6.625
total	0.00	2.98	10.96	33.65	31.84	17.23	3.25	0.08	100.00	83.01	7.140	5.993

Prepayment Penalty & FICO
Prepayment Penalty Term	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal
(whatever increments)
0	0.00	0.57	1.59	4.49	4.37	2.70	0.38	0.00	14.10	83.35	7.511	5.85	215,077.37
12	0.00	0.20	0.70	2.26	1.84	1.34	0.30	0.00	6.63	82.91	7.257	6.06	278,171.79
24	0.00	2.16	8.18	25.41	24.69	12.53	2.37	0.08	75.41	83.03	7.068	6.01	225,282.73
36	0.00	0.06	0.50	1.49	0.95	0.66	0.19	0.00	3.86	81.66	6.998	5.96	204,916.43
total	0.00	2.98	10.96	33.65	31.84	17.23	3.25	0.08	100.00	83.01	7.140	5.99	225,750.80

Mortg Rates & FICO
Mortg Rates	FICO NA	FICO 500-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal
(50 bps increment)
4.501 - 5.000	—	—	—	—	—	—	—	—	—	—	—	—	—
5.001 - 5.500	0.00	0.00	0.00	0.31	0.70	0.92	0.26	0.00	2.18	79.41	5.44	5.94	347,204.88
5.501 - 6.000	0.00	0.00	0.36	2.07	3.93	2.17	0.41	0.00	8.94	79.90	5.88	5.99	338,382.36
6.001 - 6.500	0.00	0.18	1.72	6.64	7.89	5.45	1.20	0.00	23.08	79.74	6.34	6.00	327,909.16
6.501 - 7.000	0.00	0.37	2.64	10.52	10.60	4.58	0.58	0.00	29.29	80.98	6.81	5.96	299,717.26
7.001 - 7.500	0.00	0.57	2.31	6.18	2.84	1.36	0.14	0.08	13.48	81.68	7.29	5.99	278,595.58
7.501 - 8.000	0.00	0.56	2.38	3.45	1.29	0.45	0.04	0.00	8.17	83.56	7.76	6.06	272,953.54
8.001 - 8.500	0.00	0.58	1.06	0.73	0.33	0.03	0.01	0.00	2.74	86.44	8.32	6.05	239,404.66
8.501 - 9.000	0.00	0.42	0.47	0.53	0.36	0.33	0.12	0.00	2.24	90.74	8.82	6.12	168,225.11
9.001 - 9.500	0.00	0.07	0.02	0.16	0.57	0.48	0.17	0.00	1.46	97.89	9.36	6.55	83,191.00
9.501 - 10.000	0.00	0.23	0.00	1.04	1.79	1.39	0.28	0.00	4.73	98.57	9.85	6.07	71,189.61
10.001 - 10.500	0.00	0.00	0.00	0.64	0.93	0.07	0.02	0.00	1.66	99.93	10.40	0.00	72,890.70
10.501 - 11.000	0.00	0.01	0.00	1.16	0.51	0.01	0.00	0.00	1.70	99.73	10.88	0.00	64,628.69
11.001 - 11.500	0.00	0.00	0.01	0.23	0.08	0.00	0.00	0.00	0.32	99.91	11.17	0.00	55,131.79
11.501 - 12.000	0.00	0.00	0.00	0.00	0.02	0.00	0.00	0.00	0.02	100.00	11.60	0.00	61,906.17
12.001 - 12.500	—	—	—	—	—	—	—	—	—	—	—	—	—
Total:	0.00	2.98	10.96	33.65	31.84	17.23	3.25	0.08	100.00	83.01	7.14	5.99	225,750.80

Mortg Rates & LTV
Mortg Rates	.01-10	10.01-20	20.01-30	30.01-40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	total	avg FICO	Gross Margin	Avg Prin Bal
(50 bps increment)
4.501 - 5.000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
5.001 - 5.500	0.00	0.00	0.00	0.00	0.00	0.00	0.18	1.74	0.27	0.00	2.18	699	5.9	347,204.88
5.501 - 6.000	0.00	0.00	0.00	0.00	0.00	0.00	0.29	8.01	0.64	0.00	8.94	676	6.0	338,382.36
6.001 - 6.500	0.00	0.00	0.00	0.00	0.09	0.53	0.59	19.22	2.34	0.30	23.08	670	6.0	327,909.16
6.501 - 7.000	0.00	0.00	0.00	0.00	0.00	0.07	0.38	24.02	4.51	0.30	29.29	657	6.0	299,717.26
7.001 - 7.500	0.00	0.00	0.01	0.00	0.00	0.16	0.21	9.04	3.69	0.37	13.48	637	6.0	278,595.58
7.501 - 8.000	0.00	0.00	0.00	0.00	0.12	0.00	0.00	4.39	2.75	0.91	8.17	620	6.1	272,953.54
8.001 - 8.500	0.00	0.00	0.00	0.00	0.00	0.00	0.31	0.43	1.22	0.79	2.74	592	6.0	239,404.66
8.501 - 9.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.59	0.37	1.28	2.24	625	6.1	168,225.11
9.001 - 9.500	0.00	0.00	0.00	0.00	0.00	0.00	0.07	0.02	0.01	1.36	1.46	691	6.6	83,191.00
9.501 - 10.000	0.00	0.00	0.00	0.00	0.00	0.00	0.10	0.10	0.04	4.49	4.73	678	6.1	71,189.61
10.001 - 10.500	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1.66	1.66	660	0.0	72,890.70
10.501 - 11.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.00	1.68	1.70	643	0.0	64,628.69
11.001 - 11.500	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.32	0.32	638	0.0	55,131.79
11.501 - 12.000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.02	0.02	653	0.0	61,906.17
12.001 - 12.500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total:	0.00	0.00	0.01	0.00	0.21	0.76	2.12	67.57	15.83	13.49	100.00	656	6.0	225,750.80
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.